UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2023 (August 21, 2023)

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNEQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed, on February 13, 2023, Sorrento Therapeutics, Inc. (“Sorrento” or the “Company”) and its wholly owned direct subsidiary, Scintilla Pharmaceuticals, Inc. (together with the Company, the “Debtors”), commenced voluntary proceedings under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors’ Chapter 11 proceedings are jointly administered under the caption In re Sorrento Therapeutics, Inc., et al., Case Number 23-90085 (DRJ) (the “Chapter 11 Cases”). The Debtors continue to operate their business in the ordinary course and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

As previously disclosed, and as stated in the final order (the “Bidding Procedures Order”) of the Bankruptcy Court on April 14, 2023, the Debtors are conducting a dual-track (i) financing process for the potential raising of debt, equity or hybrid financing or consummation of a restructuring transaction through a Chapter 11 plan of reorganization (a “Plan of Reorganization”) and (ii) marketing process for the sale or disposition of all or any portion of the Debtors’ assets under section 363 of the Bankruptcy Code, including (x) the Debtors’ equity interests in its non-debtor subsidiaries, including, but not limited to, Scilex Holding Company (“Scilex”) and (y) the Debtors’ other assets.

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Stock Purchase Agreement

As previously disclosed, on August 7, 2023, Sorrento entered into a Stock Purchase Agreement (as amended by that certain First Amendment to Stock Purchase Agreement (the “First SPA Amendment”), dated August 9, 2023, the “Stalking Horse Stock Purchase Agreement”)), with Oramed Pharmaceuticals Inc. (“Oramed”) relating to the purchase and sale of certain equity securities of Scilex (the “Scilex Purchased Securities”). Pursuant to the Stalking Horse Stock Purchase Agreement, Oramed agreed to buy, and Sorrento agreed to sell (subject to further Bankruptcy Court approval in the form of a sale order (the “Sale Order”)) the Scilex Purchased Securities for a purchase price (subject to the submission of higher or otherwise better offers in accordance with the approved procedures for the auction) of $105 million (the “Purchase Price”).

On August 21, 2023, Sorrento and Oramed entered into that certain Second Amendment to Stock Purchase Agreement (the “Second SPA Amendment”), pursuant to which the parties agreed: (i) to further extend the deadline for entry of the Sale Order from August 21, 2023 to August 25, 2023; (ii) to reduce the number of Scilex warrants included in the Scilex Purchased Securities as follows: (a) reducing the number of public warrants exercisable for shares of Scilex common stock from warrants in respect of 1,386,617 shares of Scilex common stock to warrants in respect of 693,309 shares of Scilex common stock and (b) reducing the number of private warrants exercisable for shares of Scilex common stock from warrants in respect of 3,104,000 shares of Scilex common stock to warrants in respect of 1,552,000 shares of Scilex common stock; (iii) to include an obligation on the part of Sorrento to serve notice of the proposed Sale Order containing the terms of the Junior DIP Compromise (as defined below) on the shareholders of Scilex; and (iv) to include as a condition to closing that the Sale Order include the following terms (collectively such terms are referred to as the “Junior DIP Compromise”) relating to the junior debtor-in-possession loan between Scilex and the Debtors (the “Junior DIP Facility”): (A) that any recovery to Scilex on account of the Junior DIP Facility shall be identical to the treatment of Sorrento’s general unsecured creditors under any Chapter 11 plan or otherwise in the Chapter 11 Cases; provided that the Junior DIP Facility shall not be payable with equity securities of any reorganized debtor without the prior written consent of Scilex; (B) findings of fact and conclusions of law that the Junior DIP Compromise is entirely fair to Scilex and its shareholders under the laws of the State of Delaware; (C) exculpation of Oramed and Scilex, its affiliates and any directors appointed to the board of directors of Scilex in connection with the consummation of the transactions contemplated by the Stalking Horse Stock Purchase Agreement (as amended) and the Junior DIP Compromise to the fullest extent permitted by law; (D) any order confirming a Chapter 11 plan for Sorrento shall include provisions consistent with the foregoing clauses (B) and (C) in form and substance acceptable to Oramed and Sorrento; and (E) findings of fact and conclusions of law that notice of the proposed Sale Order was sufficiently served on shareholders of Scilex under the circumstances.

The foregoing summaries of the Stalking Horse Stock Purchase Agreement, the First SPA Amendment and the Second SPA Amendment are qualified in their entirety by reference to the full text of the Stalking Horse Stock Purchase Agreement, the First SPA Amendment and the Second SPA Amendment. A copy of the Stalking Horse Stock Purchase Agreement, the First SPA Amendment and the Second SPA Amendment are attached to this Current Report on Form 8-K as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, respectively, and incorporated by reference herein.

Additional information about the Chapter 11 Cases is available online at https://cases.stretto.com/sorrento, a website administered by Stretto, a third-party bankruptcy claims and noticing agent. The information on that website is not incorporated by reference into, and does not constitute part of, this Current Report on Form 8-K.

Item 8.01. Other Events

On August 17, 2023, Sorrento filed a Notice of (I) Successful Bidder and Successful Bid, (II) Reset of Sale Hearing, and (III) Sale Objection Deadline announcing Oramed as the successful bidder in the auction for the Scilex Purchased Securities. The winning bid was Oramed’s initial bid, except as modified on the record at the auction and subsequently memorialized by the Second SPA Amendment. The full terms of the transactions contemplated by the Stalking Horse Stock Purchase Agreement (as amended) are set forth in the Stalking Horse Stock Purchase Agreement, as amended by the First SPA Amendment and the Second SPA Amendment.

On August 25, 2023, the Bankruptcy Court held a hearing to consider approval of the transactions contemplated by the Stalking Horse Stock Purchase Agreement (as amended). The Bankruptcy Court approved such transactions on the record at the hearing.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the sale of the Scilex Purchased Securities and the consummation of the transactions contemplated by the Stalking Horse Stock Purchase Agreement (as amended). The Company’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including risks associated with the application of the proceeds from the transactions contemplated by the Stalking Horse Stock Purchase Agreement (as amended) (if any) and the ability of the Company to use such proceeds efficiently in support of its business; the Company’s ability to obtain exit financing and to pursue a Plan of Reorganization and exit the Chapter 11 Cases; the ability to close the transactions contemplated by the Stalking Horse Stock Purchase Agreement (as amended), or any Alternative Transaction (as defined in the Stalking Horse Stock Purchase Agreement), in a timely manner or at all; the failure to satisfy conditions to completion of the transactions contemplated by the Stalking Horse Stock Purchase Agreement (as amended), including receipt of required regulatory and other approvals, or the failure to close such transactions for any other reason; the occurrence of any event, change or other circumstances that could give rise to the termination of the Stalking Horse Stock Purchase Agreement (as amended) by either Sorrento or Oramed; the entry by the court into any Sale Order relating to the transactions contemplated by the Stalking Horse Stock Purchase Agreement (as amended) or any Alternative Transaction; and those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), in each case, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this document. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Stock Purchase Agreement, dated August 7, 2023 between Sorrento Therapeutics, Inc. and Oramed Pharmaceuticals Inc. (incorporated by reference from Exhibit 2.1 from our current report on Form 8-K filed August 10, 2023).

2.2	First Amendment to Stock Purchase Agreement, dated August 9, 2023, between Sorrento Therapeutics, Inc. amd Oramed Pharmaceuticals Inc. (incorporated by reference from Exhibit 2.2 from our current report on Form 8-K filed August 10, 2023).

2.3	Second Amendment to Stock Purchase Agreement, dated August 21, 2023, between Sorrento Therapeutics, Inc. amd Oramed Pharmaceuticals Inc.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

* Certain schedules, exhibits and similar attachments to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or other attachment will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: August 28, 2023	By:	/s/ Mohsin Y. Meghji
		Name:	Mohsin Y. Meghji
		Title:	Chief Restructuring Officer